EXHIBIT 10.3

                                                                  EXECUTION COPY


                          REGISTRATION RIGHTS AGREEMENT


           THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of February 28, 2006, is by and among Gentiva Health Services, Inc., a Delaware corporation ("Parent"), and Rodney D. Windley, as the representative of the Stockholders of Parent listed on Schedule I hereto (all of whom are former Securityholders of The Healthfield Group, Inc., a Delaware corporation ("Healthfield")) (each, a "Stockholder").

                                    RECITALS

           WHEREAS, pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of January 4, 2006, by and among Parent, Tara Acquisition Sub Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), Healthfield, Rodney D. Windley, individually as a Securityholder of Healthfield and as the representative of the Securityholders of Healthfield (the "Stockholder Representative") and the Securityholders named therein, Merger Sub was merged with and into Healthfield;

           WHEREAS, by virtue of the Merger, each Stockholder was issued and beneficially owns the shares of common stock of Parent, par value $.10 per share set forth opposite such Stockholder's name on Schedule I hereto (together with any common stock or other securities of Parent issued as a dividend or other distribution with respect thereto, or in exchange therefor, or in replacement thereof, the "Parent Common Stock");

           WHEREAS, this Agreement is made pursuant to the Merger Agreement to set forth Parent's and the Stockholders' understanding as to the registration rights and other rights and obligations of the parties with respect to such Parent Common Stock;

           NOW, THEREFORE, in consideration of the foregoing premises and mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

           1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

                "Agreement" has the meaning set forth in the introductory paragraph hereof.

                "Affiliate" has the meaning set forth in Rule 144.

                "Beneficially own" has the meaning set forth in Rule 13d-3, as in effect on the date hereof, under the Exchange Act.

                "Blockage Notice" has the meaning set forth in Section 2.5(c) hereof.

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                "Blockage Period" has the meaning set forth in Section 2.5(c)
hereof.

                "Board of Directors" means the board of directors of Parent.

                "Business Day" means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by Law to be closed in the City of New York. If any payment or other obligation is due to be made or performed hereunder on a day that is not a Business Day, such payment or other obligation shall be made or performed on the next Business Day.

                "Commission" means the United States Securities and Exchange Commission and any successor agency.

                "Healthfield" has the meaning set forth in the Recitals hereof.

                "Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                "Filing Deadline" has the meaning set forth in Section 2.1(a) hereof.

                "Merger Agreement" has the meaning set forth in the Recitals hereof.

                "Merger Sub" has the meaning set forth in the Recitals hereof.

                "NASD" means the National Association of Securities Dealers, Inc. or any of its subsidiaries.

                "Officer's Certificate" has the meaning set forth in Section 2.2 hereof.

                "Parent" has the meaning set forth in the introductory paragraph hereof.

                "Person" means any individual, firm, corporation, partnership, limited partnership, limited liability company, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

                "Piggyback Notice" has the meaning set forth in Section 2.3(a) hereof.

                "Register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement or similar document with the Commission in compliance with the Securities Act and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

                "Registrable Stock" means at any time, the shares of Parent Common Stock owned by the Stockholders, whether owned on the date hereof or acquired hereafter, provided, however, that shares of Registrable Stock shall not include any shares (i) the sale of which has been registered pursuant to the Securities Act and which shares have been sold pursuant to such registration or
(ii) which are eligible for sale under Rule 144(k) without any volume, manner of sale or other restriction.

                "Registration Expenses" means any and all expenses incident to the performance of or compliance with any registration or marketing of securities pursuant to Article 2, including (a) the fees, disbursements and expenses of Parent's counsel and accountants in connection with this Agreement and the performance of Parent's obligations hereunder (including the expenses of


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any annual audit letters and "cold comfort" letters required or incidental to the performance of such obligations); (b) all expenses, including filing fees, in connection with the preparation, printing and filing of any registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to any underwriters and dealers; (c) the cost of printing and producing any agreements among underwriters, underwriting agreements, selling group agreements and any other customary documents in connection with the marketing of securities pursuant to Article 2; (d) all expenses in connection with the qualification of the securities to be disposed of for offering and sale under state securities laws, including the reasonable fees and disbursements of counsel for the underwriters or the Stockholders in connection with such qualification and in connection with any "blue sky" and legal investment surveys, including the cost of printing and producing any such "blue sky" or legal investment surveys; (e) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the securities being registered pursuant to Article 2; (f) transfer agents' and registrars' fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering; (g) all security engraving and security printing expenses; (h) all fees and expenses payable in connection with the listing of the securities on any securities exchange or automated interdealer quotation system; (i) the costs and expenses of Parent and its officers relating to analyst or investor presentations, if any, or any "road show" undertaken in connection with the registration and/or marketing of any shares of Registrable Stock other than as provided in any underwriting agreement entered into in connection with such offering; and (j) the reasonable fees and expenses of no more than one legal counsel to the Stockholders selected by the Stockholder Representative for each registration statement, as applicable. In no event shall Registration Expenses be deemed to include underwriting discounts and commissions, brokerage fees and transfer taxes, if any.

                "Rule 144" means Rule 144 promulgated under the Securities Act as in effect on the date hereof and such rule as from time to time amended and any successor rule or regulation under the Securities Act.

                "Rule 415 Offering" means an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule to similar effect) promulgated under the Securities Act.

                "Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                "Selling Stockholder" means any Stockholder whose shares of Registrable Stock is included at the request of such Stockholder in the relevant registration statement.

                "Shelf Registration Statement" means a registration statement of Parent relating to a Rule 415 Offering which covers the resale of all of the shares of Registrable Stock held by the Stockholders, on Form S-3 under the Securities Act, or if not eligible to use Form S-3, such other form, and all amendments and supplements to such registration statement, on the form under the Securities Act the Parent is then eligible to use, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.


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                "Stockholder Representative" has the meaning set forth in the
Recitals hereof.

                "Stockholder" has the meaning set forth in the introductory paragraph hereof, and shall be deemed to include any other Person owning Parent Common Stock by reason of being a transferee of any Stockholder in accordance with either Section 2.8(b) or Section 2.8(d) hereof.

                "Transfer" means any direct or indirect sale, assignment, pledge, transfer, hedge, swap or other disposition, whether or not for value.

                All other capitalized terms not defined herein shall have the meaning set forth in the Merger Agreement.


                                    ARTICLE 2

                                  REGISTRATION

2.1  Shelf Registration Statement.

           (a) Shelf Registration Statement. Parent shall, on the terms and conditions hereinafter provided, use its commercially reasonable efforts to cause to be filed a Shelf Registration Statement, no later than the date which is 90 days after the date hereof (the "Filing Deadline"), and thereafter proceed to use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission no later than nine months after the date hereof. Subject to the terms of this Agreement, Parent agrees to use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective from the date the Commission declares the Shelf Registration Statement effective until the earlier of (i) the first date that the Stockholders or any permitted assignee ceases to hold any shares of Registrable Stock; or (ii) three years from the date the Registration Statement has been declared effective by the Commission, provided, that such three-year period shall be extended by the number of days equal to the cumulative sum of the number of days representing all Blockage Periods (including any extension thereof) invoked by Parent under Section 2.5(c). At least twenty-four hours prior to the filing, the Shelf Registration Statement (and each amendment thereto, as well any supplement to the prospectus contained therein) shall be provided to the Stockholders' legal counsel (such counsel being one law firm designated by the Stockholder Representative) prior to its filing with or other submission to the Commission.

           (b) Adjustment. If at any time the outstanding shares of Registrable Stock as a class shall have been increased, decreased, changed into or exchanged for a different number or class of shares or securities as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination or exchange of shares or other similar change in capitalization, then an appropriate and proportionate adjustment shall be\ made to the number of shares of such stock to be registered on the Shelf Registration Statement.

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           (c) Notice of Intended Use of Prospectus. If, at any time on or after the date which is nine months after the Closing Date, any Stockholder intends to use or deliver the prospectus forming a part of the Shelf Registration Statement (or any prospectus supplement or amendment thereto) in connection with any offer or sale of shares of Registrable Stock covered thereby, such Stockholder shall first give written notice thereof to Parent at least five (5) Business Days prior to the first date such prospectus or prospectus supplement will be used or delivered by such Stockholder in connection with such offer or sale. If applicable, by the close of business on the Business Day following its receipt of such notice, Parent shall provide a Blockage Notice to the Stockholder Representative of any blockage of registration rights pursuant to Section
2.5(c).

           2.2 Postponement. Parent shall be entitled to postpone for a period of time of up to thirty (30) days from the Filing Deadline, the filing of the Shelf Registration Statement, if Parent furnishes to the Stockholder Representative, an officer's certificate executed by the Chief Executive Officer or Chief Financial Officer of Parent ("Officer's Certificate") (subject to the Stockholders entering into a customary confidentiality obligation as to such information, which the Stockholders hereby agree to do) stating that Parent or any of its subsidiaries is engaged in confidential negotiations or other confidential business activities (or any such executive officer determines that Parent is at such time otherwise in possession of material non-public information with respect to Parent or any of its subsidiaries), disclosure of which, upon the advice of Parent's legal counsel, would be required by applicable Law in such registration statement, and not otherwise in a report filed or furnished to the Commission, and Parent determines in good faith that such disclosure would be detrimental to Parent and its stockholders other than the Stockholders along with an approximation of the anticipated delay. Any such postponement of the filing of a registration statement pursuant to this Section
2.2 shall be lifted not later than the thirtieth (30th)day after expiration of the Filing Deadline, and notice to the Stockholder Representative shall promptly be given and the registration statement shall be filed forthwith.

2.3  Piggyback Underwritten Offerings

           (a) Right to Piggyback. In the event that Parent shall seek to undertake an underwritten registered offering of Parent Common Stock, whether or not for sale for its own account (except in the case of an offering registered on Form S-4 or Form S-8 (or any successor form of either) for the registration of securities to be offered in a transaction of the type referred to in Rule 145 of the Securities Act or to be offered to directors, officers and employees of and/or consultants to Parent or any of its subsidiaries), it shall give the Stockholder Representative written notice (the "Piggyback Notice") at least thirty (30) Business Days before the initial filing with the Commission of its intention to do so and of the rights of the Stockholders under this Section 2.3. Upon receipt of a Piggyback Notice, the Stockholder Representative shall promptly notify all Stockholders of such Piggyback Notice. Subject to the terms and conditions hereof, such notice shall offer each Stockholder the opportunity to include in such registration statement such number of shares of Registrable Stock as such Stockholder may request (subject to Section 2.3(c)).


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           (b) Notice of participation in Piggyback Offerings. The Stockholder
Representative shall advise Parent in writing within ten (10) Business Days after the date of receipt of a Piggyback Notice, specifying the number of shares of Registrable Stock, if any, each such Stockholder seeks to include in such underwritten offering. Parent shall thereupon include in such underwritten offering the number of shares of Registrable Stock so requested by such Stockholders to be included, subject to Section 2.3(c), and shall use commercially reasonable efforts to effect the registration under the Securities Act of all shares of Registrable Stock which Parent has been so requested to register, provided, that if at any time after giving a written notice of its intention to register any shares of Registrable Stock and prior to the effective date of the registration statement filed in connection with such registration, Parent shall determine for any reason not to undertake an underwritten registered offering, Parent may, at its election, give written notice of such determination to the Stockholder Representative and thereupon Parent shall be relieved of its obligation to register such shares of Registrable Stock.

           (c) Priority on Piggyback Offerings. Subject to Section 2.3(d), if the managing underwriter of the underwritten offering pursuant to which shares of Registrable Stock is included pursuant to this Section 2.3 advises Parent in writing that, in its good faith view, the inclusion of all or a part of such shares of Registrable Stock in such registration would be likely to have an adverse effect upon the price, timing or distribution of the offering and sale of the shares of Parent Common Stock then contemplated, Parent shall include in such underwritten offering:

          (i) first, all the shares of Parent Common Stock that Parent proposes to sell for its own account; and

          (ii) second, shares of Registrable Stock (allocated as necessary, on a pro rata basis in accordance with the number of securities proposed to be included in such registration by all participating Stockholders), which in the good faith view of such managing underwriter, can be so sold without so adversely affecting such offering in the manner described above.

           (d) Over-allotment Option. Notwithstanding anything to the contrary herein, if in the first underwritten registered offering of Parent Common Stock by Parent for its own account following the date hereof, the underwriters of the underwritten offering exercise an over-allotment option granted by Parent in connection therewith, Parent shall include in such registration such number of shares of Registrable Stock as such Selling Stockholders may request, up to the full amount of such over-allotment option, and without regard to the limitations in Section 2.3(c) hereof.

2.4 Expenses. Except as provided herein, Parent shall pay all Registration Expenses under this Article 2 with respect to a particular offering (or proposed offering). Each Selling Stockholder shall bear the fees and expenses of its own counsel as well as all underwriting discounts and commissions, brokerage fees and taxes.


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2.5  Registration Procedures.

           (a) Actions to be Taken by Parent. If and when Parent is required to effect the registration of any shares of Registrable Stock under the Securities Act as provided in Sections 2.1 or 2.3, Parent shall as promptly as practicable, but subject to the other provisions of this Agreement:

           (i) prepare and file with the Commission a registration statement on any appropriate form under the Securities Act with respect to such shares of Registrable Stock and thereafter use its commercially reasonable efforts to cause such registration statement to become effective as promptly as practicable under the circumstances and to remain effective for the period set forth in
Section 2.1(a)(ii);

           (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of distribution thereof;

           (iii) furnish to Stockholders such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), any documents incorporated by reference therein and such other documents as Stockholders may reasonably request in order to facilitate the disposition of the shares of Registrable Stock owned by Stockholders (it being understood that, subject to Section 2.3(c) and the requirements of the Securities Act and applicable state securities laws, Parent consents to the use of the prospectus and any amendment or supplement thereto by Stockholders in connection with the offering and sale of the shares of Registrable Stock covered by the registration statement of which such prospectus, amendment or supplement is a part);

           (iv) use its commercially reasonable efforts to register or qualify such shares of Registrable Stock under such other securities or blue sky laws of such jurisdictions within the United States of America as Stockholders may reasonably request; use its commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the period in which such registration statement is required to be kept effective and take any other action which may be reasonably necessary or advisable to enable Stockholders to consummate the disposition in such jurisdictions of the shares of Registrable Stock being disposed of by Stockholders, provided, however, that Parent will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process in any such jurisdiction;

           (v) promptly notify the Stockholder Representative (A) when the registration statement, any prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective,
(B) of the issuance by any state securities or other regulatory authority of any


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order suspending the qualification or exemption from qualification of any of the shares of Registrable Stock under state securities or "blue sky" laws or the initiation of any proceedings for that purpose and (C) of the happening of any event which makes any statement made in a registration statement or related prospectus untrue or which requires the making of any changes in such registration statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading (or with respect to the prospectus, in light of the circumstance under which such statements were made), and, subject to Section 2.5(c), as promptly as reasonably practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such shares of Registrable Stock, such prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

           (vi) if requested by the Stockholder Representative, promptly incorporate in a prospectus supplement or post-effective amendment such information as the Stockholder Representative reasonably requests to be included therein and promptly make all required filings of such prospectus supplement or post-effective amendment;

           (vii) as promptly as reasonably practicable after the filing with the Commission of any document which is incorporated by reference into a registration statement (in the form in which it was incorporated), deliver copies of each such document to the Stockholder Representative;

           (viii) cooperate with the Stockholder Representative to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under any registration statement, and enable such securities to be in such denominations and registered in such names as the Stockholder Representative may request and keep available and make available to Parent's transfer agent prior to the effectiveness of such registration statement a supply of such certificates;

           (ix) cause the shares of Registrable Stock included in any registration statement to be listed on each securities exchange, if any, on which the Parent Common Stock is then listed;

           (x) provide a transfer agent and registrar for all shares of Registrable Stock registered hereunder and provide a CUSIP number for the shares of Registrable Stock included in any registration statement not later than the effective date of such registration statement;

           (xi) cooperate with the Stockholder Representative and his counsel in connection with any filings required to be made with the NASD;

           (xii) during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;


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           (xiii) notify Stockholder Representative promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

           (xiv) prepare and file with the Commission as promptly as reasonably practicable any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for Parent, is required in connection with the distribution of the shares of Registrable Stock; and

           (xv) advise the Stockholder Representative, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued;

           (xvi) use reasonable efforts to obtain from its counsel an opinion or opinions in customary form for delivery to the Stockholder Representative; and

           (xvii) in the event of an underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering.

           (b) Information to be Provided by Stockholders. Parent may require the Stockholders to furnish to Parent such information regarding the Stockholders and the distribution of the shares of Registrable Stock as Parent may from time to time reasonably request in writing in connection with Parent's performance of its obligations hereunder.

           (c) Blockage Period. If (i) there has been or there is pending a material development or change in the business, affairs or prospects of Parent or any of its subsidiaries; (ii) Parent's U.S. securities counsel has advised Parent in writing that such material development or change should be disclosed in the Shelf Registration Statement, the prospectus included therein, or an amendment or supplement thereto in order to ensure that the Shelf Registration Statement and such prospectus, as amended or supplemented, will not contain any misstatement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (or with respect to the prospectus, in light of the circumstance under which such statements were made); and (iii) in the good faith judgment of the Chief Executive Officer or the Chief Financial Officer of Parent, disclosure of such development or change would either (x) have a material adverse effect on the business or operations of Parent or (y) if the disclosure otherwise relates to a material financing or acquisition of assets which has not yet been disclosed and such disclosure would have a material adverse effect on the likelihood of consummating such material transaction, then Parent may deliver written notification to the Stockholder Representative on behalf of all Stockholders that shares of Registrable Stock may not be sold pursuant to the Shelf Registration Statement (a "Blockage Notice"). Upon receipt of a Blockage Notice, the Stockholder Representative shall promptly notify all Stockholders of such Blockage Notice. No Stockholder shall sell any shares of Registrable Stock


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pursuant to the Shelf Registration Statement for the period (the "Blockage
Period") beginning on the date such Blockage Notice was received by the Stockholder Representative and ending on the date on which Parent notifies the Stockholder Representative that the Blockage Period has ended which Blockage Period shall not exceed an aggregate of ninety (90) days in any calendar year, provided, that such Blockage Period shall be extended for any period, not to exceed forty-five (45) days in any calendar year, during which the Commission is reviewing any proposed amendment to the Shelf Registration (and Parent agrees promptly to notify the Stockholder Representative if the circumstances giving rise to such Blockage Period no longer apply). Parent shall promptly prepare and file any amendment or supplement to the Shelf Registration Statement or the prospectus included therein necessary so that at the conclusion of the Blockage Period, the Shelf Registration Statement and the prospectus included therein do not contain any misstatements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (or with respect to the prospectus, in light of the circumstance under which such statements were made) and notify the Stockholder Representative of such amendment or supplement and of the conclusion of the Blockage Period.



2.6  Indemnification.

           (a) Indemnification by Parent. Parent agrees to indemnify and reimburse, to the fullest extent permitted by law, the Stockholders and their respective employees, advisors, agents, representatives, shareholders, members, partners, officers, and directors and each Person who controls the Stockholder (within the meaning of the Securities Act or the Exchange Act) and any agent or investment advisor thereof (collectively, the "Stockholder Affiliates") (i) against any and all losses, claims, damages, liabilities, judgments and expenses, joint or several (including reasonable attorneys' fees and disbursements, subject to Section 2.6(c)) based upon, arising out of, related to or resulting from any untrue or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading or any violation or alleged violation by Parent of the Securities Act, the Exchange Act or any state securities laws (including any rule or regulation promulgated thereunder), (ii) against any and all loss, liability, claim, damage, and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged


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untrue statement or omission or violation or alleged violation and (iii) against any and all costs and expenses (including fees and disbursements of counsel) as may be reasonably incurred in investigating, preparing, or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission or violation or alleged violation to the extent that any such expense or cost is not paid under clauses (i) or (ii) above, provided, however, that Parent shall not be liable in any such case to the extent that such statements are made in reliance upon and in strict conformity with information furnished in writing to Parent by the Stockholders or any Stockholder Affiliate expressly for use therein or arise from the Stockholders' or any Stockholder Affiliate's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after Parent has furnished the Stockholder Representative or such Stockholder Affiliate with a sufficient number of copies of the same. The reimbursements required by this
Section 2.6(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred, provided further that the indemnification shall not apply to losses, claims, damages or liabilities attributable to a failure of a Stockholder, underwriter or other Person on their behalf to comply with a Blockage Notice.

           (b) Indemnification by the Stockholders. In connection with any registration statement in which Stockholders are participating, the Stockholders will furnish to Parent in writing such information as Parent reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, each Stockholder will severally and not jointly indemnify and reimburse Parent and its employees, advisors, agents, representatives, officers (who have signed the registration statement) and directors and each Person who controls Parent (within the meaning of the Securities Act or the Exchange Act) against any and all losses, claims, damages, liabilities, judgments and expenses (including reasonable attorneys' fees and disbursements, subject to Section 2.6(c)) based upon, arising out of, related to or resulting from any untrue or alleged untrue statement of a material fact contained in such registration statement, prospectus, or such preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading or any violation or alleged violation by the Stockholders of the Securities Act, the Exchange Act or any state securities laws (including any rule or regulation promulgated thereunder), but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission or violation or alleged violation is contained in any information so furnished in writing by Stockholders or any Stockholder Affiliate specifically for inclusion in such registration statement; provided, that such liability will be limited to, the net amount received by such Stockholders from the sale of Registrable Securities pursuant to such registration statement; provided, however, that Stockholders shall not be liable in any such case to the extent that prior to the filing of any such registration statement (or amendment thereof) or prospectus or supplement thereto, Stockholders have furnished in writing to Parent information expressly for use in such registration statement (or any amendment thereof) or prospectus or supplement thereto which corrected or made not misleading information previously furnished to Parent.

           (c) Notice of claims, etc. Each party indemnified under Section 2.6(a) and Section 2.6(b) above shall, promptly after receipt of notice of a claim or action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the claim or action and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party, and shall assume the payment of all fees and expenses in connection therewith; provided that the failure of any indemnified party so to notify the indemnifying party shall not relieve the indemnifying party of its obligations hereunder except to the extent that the indemnifying party is materially prejudiced by such failure to notify, but the omission so to notify the indemnifying party will not relieve it of any liability it may have to any indemnified party otherwise under this Section 2.6 hereof. In any such action, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the sole expense of such indemnified party unless
(i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the indemnifying party shall have failed to assume the defense of such action or engage counsel reasonably satisfactory to the indemnified party or (iii) in the reasonable judgment of such indemnified party representation of both parties by the same counsel would be inappropriate due to material differing interests between them or there may be one or more legal defenses available to the indemnified party that are different from or additional to those available to such the indemnified party or, in which case the reasonable fees and expenses of such counsel shall be at the sole expense of the indemnifying party. It is understood that the indemnifying party shall not, in connection with any claim or action or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to one local counsel) at any time for all such indemnified parties, and that all such reasonable fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Stockholders as indemnified parties, such firm shall be designated in writing by the indemnified party or the indemnified parties holding a majority of the shares of Registrable Stock included in such registration. The indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent, which consent shall not be unreasonably withheld or delayed or conditioned, but if settled with such consent, or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify and hold harmless such indemnified parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of or consent to the entry of a judgment with respect to any pending or threatened claim or action in respect of which any indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by such indemnified party, unless such settlement or compromise or judgment includes an unconditional release of such indemnified party from all liability arising out of such proceeding.

           (d) Contribution. Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 2.6(a) or Section 2.6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, judgments or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, liabilities, judgments or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in the losses, claims, damages, liabilities, judgments or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that in no event shall the obligation of any indemnifying party to contribute under this
Section 2.6(d) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 2.6(a) or Section 2.6(b) had been available under the circumstances. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 2.6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 2.6(c), defending any such action or claim. Notwithstanding the provisions of this Section 2.6(d), no Stockholder shall be required to contribute an amount greater than the dollar amount by which the net proceeds received by such Stockholder with respect to the sale of any Registrable Securities exceeds the amount of damages which such Stockholder has otherwise been required to pay by reason of any and all untrue or alleged untrue statements of material fact or omissions or alleged omissions of material fact made in any registration statement, (including any amendment thereto) or any prospectus or supplement thereto related to such sale of Registrable Stock. The Stockholders' obligation to contribute pursuant to this Section 2.6(d) are several and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. If indemnification is available under this Section 2.6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 2.6(a) and Section 2.6(b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 2.6(d) subject, in the case of Stockholders, to the limits set forth in Section 2.6(b).

           (e) The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and will survive the Transfer of Registrable Stock.

2.7 Rule 144. Parent shall use commercially reasonable efforts to ensure that the conditions to the availability of Rule 144 set forth in paragraph (c) thereof shall at all times be satisfied in order to permit resales of the Registrable Stock by the Stockholders thereunder.

2.8  Transfer Restrictions

           (a) Lock-up Period. Notwithstanding anything to the contrary herein, each Stockholder hereby agrees that (i) such Stockholder shall not Transfer any of the shares of Parent Common Stock received in the Merger for a period of nine
(9) months following the date hereof other than as provided by Section 2.3(d) hereof and Section 2.8(d) hereof, and (ii) such Stockholder shall not Transfer more than fifty percent (50%) of the shares of Parent Common Stock received in the Merger (less any shares Transferred pursuant to clause (i) above) for a period of twelve (12) months following the expiration of such nine month period in the preceding clause.

           (b) Additional Transfer Restrictions. Each Stockholder further agrees, other than as contemplated in clause (i) of Section 2.8(a) hereof, not to make any Transfer of all or any portion of its Registrable Stock (or any right or interest therein) unless and until:

          (i) there is then in effect a registration statement under the Securities Act covering such proposed Transfer and such Transfer is made in accordance with such registration statement; or

          (ii) (a) such Transfer is made in accordance with Rule 144 under the Securities Act and Parent has received an opinion of counsel for such Stockholder (which opinion may rely on customary certifications as to factual matters), reasonably satisfactory to Parent, that such transfer is made in accordance with Rule 144 under the Securities Act; or (b) (i) such Transfer is to a transferee that has agreed in writing to be bound by these transfer restrictions; (ii) such Stockholder shall have notified Parent of the proposed Transfer; and (iii) if reasonably requested by Parent and the transferee is not an Affiliate, immediate family member, trust or estate of the Stockholder, such Stockholder shall have furnished Parent with an opinion of counsel for such Stockholder (which opinion may rely on customary certifications as to factual matters), reasonably satisfactory to Parent, that such Transfer does not require registration of the shares of Registrable Stock under the Securities Act. In connection with a Transfer pursuant to clause (b) of the immediately preceding sentence, the transferee of all or any portion of the shares of Registrable Stock will be deemed a Stockholder hereunder and a party hereto as soon as Parent receives (A) written notice stating the name and address of the transferee and identifying the number of shares of Registrable Stock, as applicable, transferred, (B) a written agreement, in form and substance acceptable to Parent and the Stockholder Representative, from such transferee to Parent whereby such transferee agrees to be bound by the terms of this Agreement as a Stockholder and (C) if required under clause (b)(iii) above, the opinion referred to therein.

           (c) No Other Transfers. Other than in accordance with Section 2.1 (subject to Section 2.8(a)), Section 2.8(b), Section 2.8(d) or Section 2.5), Stockholders may not Transfer any shares of Registrable Stock to any Person (including Affiliates). Any attempted Transfer of shares of Registrable Stock by Stockholders in violation of this Agreement shall be null and void.

           (d) Permitted Transfers. (i) Notwithstanding anything herein to the contrary, the provisions of Sections 2.8(a), (b), and (c) shall not apply to:
(x) any Transfer of shares of Parent Common Stock by a Stockholder by gift or bequest or through inheritance to, or for the benefit of, any member or members of his or her immediate family (which shall include any spouse, lineal ancestor or descendant or sibling) or to a trust, partnership or limited liability company for the exclusive benefit of such members, or (y) any Transfer of shares of Parent Common Stock by a Stockholder to a trust in respect of which he or she serves as trustee, provided that the trust instrument governing said trust shall provide that such Stockholder, as trustee, shall retain sole and exclusive control over the voting and disposition of said shares of Parent Common Stock until the termination of this Agreement or (z) any Transfer by a Stockholder which is a corporation to any Affiliate, officer, director, partner, member, or employee of such Stockholder or, any Transfer by a Stockholder which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or any Transfer by a Stockholder which is a limited liability company to a member of such limited liability company or a retired member who retires after the date hereof or to the estate of any such member or retired member; and

           (ii) In the event of any such Transfer, the transferee of the shares of Registrable Stock shall be deemed a "Stockholder" hereunder and a party hereto, and hold such shares so acquired with all the rights conferred by, and subject to all the restrictions imposed by this Agreement, and as a condition to such Transfer, each such transferee shall execute and deliver an instrument of accession in form and substance acceptable to Parent whereby such transferee agrees to be bound by the provisions of this Agreement.

                                   ARTICLE III

                                     LEGENDS

           3.1 Legend. The stock certificates for the shares of Registrable Stock shall bear the following legend:

     "The shares represented by this certificate are subject to certain obligations and restrictions as set forth in a registration rights agreement, dated as of February 28, 2006, as it may thereafter be amended, supplemented or modified, and may not be sold or transferred except in accordance therewith. A copy of such registration rights agreement is on file at the principal executive offices of the issuer and may be obtained upon request."

           3.2 Removal of Legend. Upon receipt of a written opinion of counsel reasonably satisfactory to Parent confirming that either (i) the shares of Registrable Stock have ceased to be subject to any obligations or restrictions set forth in this Agreement or (ii) shares of Registrable Stock are being Transferred in accordance with, and shall not be subject to any Transfer restrictions after such Transfer pursuant to, the terms and conditions of this Agreement, Parent shall, upon a Stockholder's written request, issue to such Stockholder a new certificate evidencing such shares of Registrable Stock without the legend required by Section 3.1.

                                   ARTICLE IV

                                   TERMINATION

           4.1 Termination. The provisions of this Agreement shall terminate as to a particular Stockholder at such time as Stockholder no longer holds any shares of Registrable Stock.



                                    ARTICLE V

                                  MISCELLANEOUS

           5.1 Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given (i) when delivered personally by hand (with written confirmation of receipt), (ii) when sent by facsimile (with written confirmation of transmission) or (iii) one Business Day following the day sent by overnight courier (with written confirmation of receipt), in each case at the following addresses and facsimile numbers (or to such other address or facsimile number as a party may have specified by notice given to the other party pursuant to this provision):

           (a) if to Parent or Healthfield, to:


                  Gentiva Health Services, Inc.
                  3 Huntington Quadrangle 200S
                  Melville, NY 11747
                  Attn: Stephen Paige, General Counsel
                  Fax:  (913) 814-5920

                  with a copy (which shall not constitute notice) to:

                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, NY  10153
                  Attn:  Jeffrey J. Weinberg, Esq.
                  Fax:  (212) 310-8007

           (b) if to the Stockholder Representative, to:

                  Rodney D. Windley
                  3350 Riverwood Parkway
                  Suite 1400
                  Atlanta, GA 30339
                  Facsimile:  (770) 541-3766
                  with a copy (which shall not constitute notice) to:

                  Greenberg Traurig, LLP
                  The Forum
                  3290 Northside Parkway, NW
                  Suite 1400
                  Atlanta, GA 30327
                  Attention:  Gary Snyder, Esq.
                  Facsimile:  (678) 553-2212

           5.2 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, applicable to contracts executed in and to be performed entirely within that State.

           5.3 Submission to Jurisdiction. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in the Chancery Court of the State of Delaware or any federal court sitting in the Delaware, and the parties hereby irrevocably submit to the exclusive jurisdiction of such courts (and, in the case of appeals, appropriate appellate courts therefrom) in any such action or proceeding. The parties irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding. The consents to jurisdiction set forth in this paragraph shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties. The parties agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

           5.3 Successors and Assigns. Except as provided in Section 2.8 or the last sentence of this Section 5.3, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties without the prior written consent of the other parties, provided that the Stockholder Representative may provide consent for an on behalf of all Stockholders. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns.

           5.4 Amendment and Waivers. No failure or delay on the part of Parent or Stockholders in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to Parent or Stockholder at law or in equity or otherwise. Any provision of this Agreement may be amended, supplemented, modified or waived if, but only if, such amendment, supplement, modification or waiver is in writing and is signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought.

           5.5 Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any law or public policy, all other terms or provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto, with the Stockholder Representative acting on behalf of all Stockholders, shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

           5.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. This Agreement may be executed by facsimile or other electronic means.

           5.7 Entire Agreement. This Agreement (including the Schedule attached hereto) constitutes the entire agreement, and supersede all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof and, except as provided in Section 2.6 hereof, is not intended to and shall not confer upon any Person other than the parties any rights or remedies hereunder. The parties agree that time is of the essence with respect to the performance of all obligations provided in this Agreement and effectuation of the transactions contemplated thereby.

           5.8 Specific Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Chancery Court of the State of Delaware or any federal court sitting in Delaware, without bond or other security or proof of damages being required, this being in addition to any other remedy to which they are entitled at law or in equity.

           5.9 Rules of Construction. Unless the context otherwise requires, the singular shall include the plural and vice-versa, each pronoun in any gender shall include all other genders, and provisions apply to successive events and transactions. The words "hereof", "hereby", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word "including" or any variation thereof means "including, without limitation" and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it. The titles and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.


                ** REMAINDER OF PAGE INTENTIONALLY LEFT BLANK **

           IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed as of the date first written above.



                          GENTIVA HEALTH SERVICES, INC.



                          By:  /s/ John R. Potapchuk
                               -------------------------------------------------
                               Name:  John R. Potapchuk
                               Title: Senior Vice President, Chief Financial Officer & Treasurer



                          /s/ Rodney D. Windley
                          ------------------------------------------------------
                          RODNEY D. WINDLEY, as Stockholder Representative, pursuant to Power of Attorney

                          REGISTRATION RIGHTS AGREEMENT


                                   SCHEDULE I
                                   ----------

                    STOCKHOLDERS AND PARENT COMMON STOCK HELD

------------------------------------------------------------------------------ --------------------------
                                 STOCKHOLDER                                   PARENT COMMON STOCK HELD
------------------------------------------------------------------------------ --------------------------

------------------------------------------------------------------------------ --------------------------
Rodney D. Windley                                                                              1,404,153
------------------------------------------------------------------------------ --------------------------
Rodney D. Windley 2005 Grantor Retained Annuity Trust                                            119,170
------------------------------------------------------------------------------ --------------------------
H. Anthony Strange                                                                               168,797
------------------------------------------------------------------------------ --------------------------
Estate of John T. Ennis, Sr.                                                                     158,613
------------------------------------------------------------------------------ --------------------------
Pam Dunn                                                                                          23,878
------------------------------------------------------------------------------ --------------------------
Cynthia L. Lumpkin                                                                               155,254
------------------------------------------------------------------------------ --------------------------
Gary E. Snyder                                                                                   101,466
------------------------------------------------------------------------------ --------------------------
Douglas E. Caddell                                                                                74,756
------------------------------------------------------------------------------ --------------------------
Perri Southerland                                                                                 32,003
------------------------------------------------------------------------------ --------------------------
Carole W. Shunnarah                                                                               23,878
------------------------------------------------------------------------------ --------------------------
Mary C. Wollstein                                                                                 32,003
------------------------------------------------------------------------------ --------------------------
RT Management, LLC                                                                               158,801
------------------------------------------------------------------------------ --------------------------
Robert E. Griffin                                                                                121,127
------------------------------------------------------------------------------ --------------------------
Eileen L. Kugman Living Trust Dated May 3, 2001                                                   32,491
------------------------------------------------------------------------------ --------------------------
Sound Captial, LLC                                                                                26,671
------------------------------------------------------------------------------ --------------------------
Hospice Services, Inc.                                                                           351,552
------------------------------------------------------------------------------ --------------------------
Bruce Rauner                                                                                      79,551
------------------------------------------------------------------------------ --------------------------
Chatham Investment Fund II, LLC                                                                   59,663
------------------------------------------------------------------------------ --------------------------
Ray Shrout                                                                                        70,310
------------------------------------------------------------------------------ --------------------------
TOTAL:                                                                                         3,194,137
------------------------------------------------------------------------------ --------------------------